SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

December 30, 2004

PRESIDION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	000-31489	65-0832987
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

755 W. Big Beaver, Suite 1700, Troy, Michigan	48084
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(248) 269-9600

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Resignation of John W. Burcham, II, as Director and Chairman of the Board

     On December 30, 2004, John W. Burcham, II resigned from his position as a director and chairman of the board of Presidion Corporation and will no longer have any responsibilities with the Company. Mr. Burcham resigned his positions as a result of his desire to pursue other interests.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2005	PRESIDION CORPORATION
	By:	/s/ Craig A. Vanderburg
		Name:	Craig A. Vanderburg
		Title:	President, Chief Executive Officer and Director